SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): November 21, 2000
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                             THE ADVEST GROUP, INC.
                             ----------------------
             (Exact name of Registrant as specified in its charter)



      Delaware                       1-8408                   06-0950444
      --------                       ------                   ----------
(State or other juris-             (Commission             (IRS employer
diction of incorporation)          file number)           identification no.)



            90 State House Square, Hartford CT                     06103
            ------------------------------------                   -----
            (Address of principal executive offices)              (Zip code)



      Registrant's telephone number, including area code: (860) 509-1000
                                                          --------------



                                    No change
                                    ---------
          (Former name or former address, if changed since last report)




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Exhibit Index on Page 3


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ITEM 5.  OTHER EVENTS.

On November 21, 2000, The Advest Group, Inc. issued the attached press release.


ITEM 7.  EXHIBITS.

      (c)   Exhibits:

99          Press release dated November 21, 2000



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE ADVEST GROUP, INC.


Date:  November 27, 2000                  By: /s/ MARTIN M. LILIENTHAL
                                              ------------------------------
                                              Martin M. Lilienthal
                                              Chief Financial Officer









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                                  EXHIBIT INDEX


NUMBER            EXHIBIT                                   PAGE NO.

99          Press release dated November 21, 2000               2










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